UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2013

CELLDEX THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15006	13-3191702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

119 Fourth Avenue
Needham, Massachusetts	02494
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 433-0771

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

Celldex Therapeutics, Inc. (the “Company”) intends to use a slide presentation during a conference call held on November 25, 2013.  The slide presentation is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K, including exhibit 99.1, contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including those related to the Company’s strategic focus and the future development and commercialization of any of our drug candidates, including rindopepimut (CDX-110), CDX-011, CDX-1135 (formerly TP10), CDX-1401, CDX-1127, CDX-301, Belinostat and any future action we or the FDA (or any other regulator) might take with respect to regulatory approvals. Forward-looking statements reflect management’s current knowledge, assumptions, judgment and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct and you should be aware that actual results could differ materially from those contained in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, our ability to successfully complete research and further development and commercialization of rindopepimut, glemba and other drug candidates, our ability to obtain additional capital to meet our long-term liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials that we have initiated or plan to initiate; our ability to adapt our APC Targeting TechnologyTM to develop new, safe and effective vaccines against oncology and infectious disease indications; our ability to successfully complete product research and further development of our programs; the uncertainties inherent in clinical testing; our limited experience in bringing programs through Phase 3 clinical trials; our ability to manage research and development efforts for multiple products at varying stages of development; the timing, cost and uncertainty of obtaining regulatory approvals; the failure of the market for the Company’s programs to continue to develop; our ability to protect the Company’s intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company’s products; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Form 10-K for the fiscal year ended December 31, 2012, and its Forms 10-Q and 8-K.

All forward-looking statements are expressly qualified in their entirety by this cautionary notice.  You are cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this Current Report on Form 8-K.  We have no obligation, and expressly disclaim any obligation, to update, revise or correct any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.                                        Financial Statements and Exhibits

Exhibit	Description
99.1	Slide Presentation, dated November 25, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLDEX THERAPEUTICS, INC.

Date: November 25, 2013	/s/ Avery W. Catlin
Avery W. Catlin, Senior Vice President and
Chief Financial Officer

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